UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2013

Date of reporting period:  August 31, 2013

Item 1. Reports to Stockholders.

ATAC Inflation Rotation Fund
(ATACX)

Annual Report

www.atacfund.com	August 31, 2013

ATAC INFLATION ROTATION FUND

October 1, 2013

Dear Fellow Shareholders:

On behalf of the entire team here at Pension Partners, LLC, thank you for your investment in the ATAC Inflation Rotation Fund. We are excited to put together our first annual shareholder letter following the Fund’s first full year of operation in what can only be described as one of the most unusual bond and stock markets in recent history.

As many of you are aware, the ATAC Inflation Rotation Fund (ATACX) is not typical. By utilizing a buy and rotate approach based on the direction of inflation expectations as our models define them, the Fund’s goal is to provide a liquid alternative to buy and hold strategies and generate absolute returns in all market environments. Based on our ATAC strategies used for managing separately managed accounts by Pension Partners, LLC, the Fund uses a quantitative model to position into stocks or bonds dynamically in an effort to Accelerate Time And Capital spent in markets. The weekly nature of our buy and rotate strategy means that holdings within the Fund can shift in major ways, making a snapshot of holdings at quarter-end a sub-optimal way of understanding the Fund’s current positioning. Using Exchange Traded Funds (ETFs) as the vehicle of choice allows the Fund to efficiently reposition asset class exposure in ways the vast majority of funds benchmarked to a single asset class do not.

It is important to stress that the primary driver of the Fund is what happens to inflation expectations. We have purposely called this the “inflation rotation” fund because the idea is to rotate into stocks when inflation expectations rise (deflation pressures fall), or rotate into bonds when inflation expectations fall (deflation pressures rise) in ways that historically suggest the time is right to do so. Rather than make valuation predictions or do specific analysis on an individual security, the main idea is that inflation expectations are the conditions under which stocks or bonds outperform each other historically, and which ultimately drive investor behavior into or out of certain asset classes. This is based on our own proprietary analysis, academic studies on behavior, back testing, and logic.

On a weekly basis, the Fund’s model attempts to answer two questions. Based on market-driven inputs and how the calculations are defined, are inflation expectations rising, or falling? If rising, from a broad asset allocation perspective, stocks would be preferred to bonds. If falling, from a broad asset allocation perspective, bonds would be preferred to stocks. The second question once this is addressed relates to which stock or which bond ETFs to position into. When in stocks, the Fund primarily rotates around US large-cap, US small-cap, and emerging market equity ETFs. When in bonds, the Fund primarily rotates around shorter duration US Treasuries, and longer duration US Treasuries. We have chosen a relatively small opportunity set from an asset allocation perspective in the Fund’s model due to studies on persistence of momentum, outperformance, and return differentiation using these investment categories.

In terms of performance, since inception on September 10, 2012 thru August 31, 2013, ATACX is up 14.28%, outperforming our peer group as measured by the Morningstar Moderate Target Risk Category Average which returned 8.16%. Over the same time period, the Bloomberg US Treasury Bond 10+ Year Index is down 11.13%, while the S&P 500 Total Return Index is up 16.77%. The MSCI Emerging Markets Index is down 1.65%. The Fund was able to achieve strong returns over its first year of operation despite having minimal exposure in US equities with more time spent in bonds than stocks, particularly in 2013.

ATAC INFLATION ROTATION FUND

Why has the Fund spent more time in bonds than stocks in 2013 when there has been a significant rise in US averages? The answer lies in the conditions which we track. Factually, inflation expectations have been falling since the end of January for essentially the entire year, despite the Federal Reserve’s Quantitative Easing program of pumping $85 billion/month into the system. History dictates that when this occurs, bond yields tends to fall (bond prices rise), while stocks act more volatile and tend to fall. From a risk management perspective, the Fund stayed mostly in bonds rotating around duration throughout a clear breakdown in inflation expectations.

What has been unanticipated is the outlier nature of 2013. As the world was introduced to the word “taper” in mid-May, bond yields spiked in a very sharp and historic way. The 3 and 4 month rate of change in 10 year yields hit extreme outlier levels at the same time inflation expectations continued to drop. This alone is highly unusual. The bond market became afraid that the Fed would no longer be by its side, only to find out in September that the Fed would not taper after all, and even further reduced growth forecasts for 2014. Talk of “normalizing rates” as a way of justifying the yield spike was not accompanied by normalizing growth and inflation. This is a disconnect which we have been addressing all year in our writings and media appearances given illogical behavior which is historically abnormal, and which in turn as the inflation rotation manager we had to navigate around while staying true to our process and model.

But this is not the only outlier in 2013 to have occurred. While US markets ran away on the upside without any major pull backs, emerging markets completely failed to participate in the move higher, with many country indices negative on a year-to-date basis as of this writing. This is also historically abnormal, as emerging markets have in the past had the quality of “leveraged beta” to developed equities. Emerging markets were at one point underperforming the S&P 500 by over 30% on a year-to-date basis, pricing in a crisis event as if one already occurred. Alongside spiking yields in the face of falling inflation expectations, this too has been a massive disconnect underappreciated by anyone simply looking at the Dow Jones Industrial Average.

From our viewpoint then, both stocks and bonds have in 2013 priced in things which never occurred. Bonds priced in reflation and a less accommodative Fed, both of which do not exist. US stocks priced in an acceleration of growth and inflation which does not exist. Emerging market stocks priced in a crisis which does not exist. Essentially all of our opportunity set has acted in abnormal ways divorced from cause and effect. Yet, despite these divergences, our Fund has been able to outperform many of our peers as represented by the Morningstar Moderate Target Risk Category Average and we are pleased with how we managed risk in 2013 given historically unusual market behavior.

This is not a strategy which adheres to a buy and hold philosophy, and is not a product that can be accurately compared to the S&P 500 or any other benchmark which is static in terms of asset class exposure. We view the Fund as a complement to one’s existing asset allocation given the dynamic buy and rotate nature of our approach. The strategy has been able to perform considerably better than deflation trades in 2013 despite the very fact that so far the entire year has largely been characterized by faltering inflation expectations. In its first full year of operation, the Fund achieved stock-like returns since inception while being minimally exposed to US averages. From a risk/reward standpoint, this is at the core of what inflation rotation is about, i.e. positioning into asset classes when our ATAC models suggest the conditions most favor them.

ATAC INFLATION ROTATION FUND

Entering the second year of operation, we are excited for what is to come. Markets are in a constant state of resyncing and mean reversion, and should return to historically observed cause and effect. It is incorrect to assume that outliers will persist forever, and with every extreme disconnect comes opportunity. Thank you again for your trust in our strategy and in our inflation rotation approach. We look forward to continuing to provide a true alternative to buy and hold investing.

Sincerely,

Edward M. Dempsey, CFP® & Michael A. Gayed, CFA

Past performance is not a guarantee of future results. Mutual fund investing involves risk. Principal loss is possible. Because the Fund invests primarily in ETFs, it may invest a greater percentage of its assets in the securities of a single issuer and therefore is considered non-diversified. If a Fund invests a greater percentage of its assets in the securities of a single issuer, its value may decline to a greater degree than if the fund held were a more diversified mutual fund. The Fund is expected to have a high portfolio turnover ratio which has the potential to result in the realization by the Fund and distributions to shareholders of a greater amount of capital gains. This means that investors will be likely to have a higher tax liability. Because the Fund invests in underlying ETFs an investor will indirectly bear the principal risks of the underlying ETFs, including but not limited to, risks associated with investments in ETFs, large and smaller companies, real estate investment trusts, foreign securities, non-diversification, high yield bonds, fixed income investments, derivatives leverage, short sales and commodities. The Fund will bear its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds.

The opinions expressed above are those of Edward M. Dempsey and Michael A. Gayed. They are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Beta is a measure of the volatility of a security or portfolio in comparison to the market as a whole.

Morningstar Moderate Target Risk Category Average represents a universe of funds with similar investment objectives.

S&P 500 is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. It is not possible to invest directly in an index.

The MSCI Emerging Markets Index with gross dividends is an unmanaged, free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The Dow Jones Industrial Average is an unmanaged, price-weighted index of 30 blue chip U.S. stocks.

The Bloomberg U.S. Treasury Bond 10+ Index is a rules-based, market-value weighted index engineered to measure public obligations of the U.S. Treasury which have a maturity greater than 12 months, generally greater than 10+ years.

ATAC INFLATION ROTATION FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return (%) – As of August 31, 2013

Since Inception(1)
to August 31, 2013
ATAC Inflation Rotation Fund	14.28%
Lipper Flexible Portfolio Funds Index(2)	8.38%

(1)	September 10, 2012.
(2)
The Lipper Flexible Portfolio Funds Index is an equally weighted index of the thirty largest U.S. mutual funds in Lipper’s Flexible Portfolio Funds category.  The category is comprised of funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

ATAC INFLATION ROTATION FUND

EXPENSE EXAMPLE (Unaudited)
August 31, 2013(1)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, wire transfer fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2013 – August 31, 2013).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (3/1/2013)	Value (8/31/2013)	(3/1/2013 to 8/31/2013)
ATAC Inflation Rotation Fund Actual(2)	$1,000.00	$1,012.90	$8.88
ATAC Inflation Rotation Fund Hypothetical
(5% return before expenses)	$1,000.00	$1,016.38	$8.89

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.75%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended August 31, 2013 of 1.29%.

ATAC INFLATION ROTATION FUND

Asset Allocations (Unaudited)
as of August 31, 2013(1)
(% of net assets)

Fund Holdings (Unaudited)
as of August 31, 2013(1)
(% of net assets)

iShares 20+ Year Treasury Bond Fund	38.9%
iShares 7-10 Year Treasury Bond Fund	19.4%
Vanguard Extended Duration Treasury Fund	14.6%
PIMCO 25+ Year Zero Coupon US Treasury Fund	9.8%
Vanguard Long-Term Government Bond Fund	4.9%
iShares 10-20 Year Treasury Bond Fund	4.8%
SPDR Barclays Long Term Treasury Fund	2.4%
PowerShares 1-30 Laddered Treasury Portfolio	2.4%
Short-Term Investment & Other Assets and Liabilities	2.8%

(1)	Fund holdings and asset allocations are subject to change at any time and are not recommendations to buy or sell any security.

ATAC INFLATION ROTATION FUND

Schedule of Investments
August 31, 2013

Description	Shares	Value

EXCHANGE-TRADED FUNDS – 97.2%
iShares 7-10 Year Treasury Bond Fund	250,409	$25,143,568
iShares 10-20 Year Treasury Bond Fund	50,845	6,288,001
iShares 20+ Year Treasury Bond Fund*	475,157	50,361,890
PIMCO 25+ Year Zero Coupon US Treasury Fund#	141,342	12,650,109
PowerShares 1-30 Laddered Treasury Portfolio	105,016	3,144,179
SPDR Barclays Long Term Treasury Fund#	50,624	3,144,874
Vanguard Extended Duration Treasury Fund#	196,605	18,931,096
Vanguard Long-Term Government Bond Fund#	94,599	6,301,239
Total Exchange-Traded Funds
(Cost $126,064,030)		125,964,956

SHORT-TERM INVESTMENT – 0.9%
Invesco Treasury Portfolio, 0.02%^
(Cost $1,183,500)	1,183,500	1,183,500
Total Investments – 98.1%
(Cost $127,247,530)		127,148,456
Other Assets and Liabilities, Net – 1.9%		2,482,415
Total Net Assets – 100.0%		$129,630,871

*
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

#	Represents an affiliated company as defined under the Investment Company Act of 1940 (See Note 9).
^	Variable Rate Security- The rate shown is the rate in effect as of August 31, 2013.

See Notes to the Financial Statements

ATAC INFLATION ROTATION FUND

Statement of Assets and Liabilities
 August 31, 2013

ASSETS:
Investments, at value:
Unaffiliated issuers (cost: $86,194,668)	$86,121,138
Affiliated issuers (cost: $41,052,862)	41,027,318
Dividends & interest receivable	4,922
Receivable for investment securities sold	109,129,747
Receivable for capital shares sold	422,800
Prepaid expenses	29,501
Total assets	236,735,426

LIABILITIES:
Payable for investment securities purchased	106,839,334
Payable to investment adviser	133,244
Payable for capital shares redeemed	29,234
Payable for fund administration & accounting fees	21,020
Payable for compliance fees	1,993
Payable for transfer agent fees & expenses	9,277
Payable for custody fees	2,655
Payable for trustee fees	2,100
Accrued expenses	40,973
Accrued distribution fees	24,725
Total liabilities	107,104,555

NET ASSETS	$129,630,871

NET ASSETS CONSIST OF:
Paid-in capital	$129,464,570
Accumulated undistributed net realized gain on investments	265,375
Net unrealized depreciation on investments	(99,074)
Net Assets	$129,630,871

Shares outstanding, unlimited number of shares authorized without par value(1)	4,576,028

Net asset value, redemption price and offering price per share	$28.33

(1)	A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

ATAC INFLATION ROTATION FUND

Statement of Operations
For the Period Inception Through August 31, 2013(1)

INVESTMENT INCOME:
Dividend income (includes $142,689 from affiliates)	$442,019
Interest income	627
Total investment income	442,646

EXPENSES:
Investment adviser fees (see Note 4)	735,595
Distribution fees (see Note 5)	147,119
Fund administration & accounting fees (see Note 4)	88,974
Federal & state registration fees	51,738
Transfer agent fees (see Note 4)	40,148
Audit fees	14,995
Trustee fees	12,494
Compliance fees (see Note 4)	11,993
Custody fees (see Note 4)	11,584
Legal fees	9,119
Postage & printing fees	7,493
Other	4,193
Total expenses before reimbursement	1,135,445
Less: reimbursement from investment adviser	(105,692)
Net expenses	1,029,753

NET INVESTMENT LOSS	(587,107)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments (includes $(375,093) net loss from affiliates)	910,613
Net change in unrealized depreciation on investments	(99,074)

Net realized and unrealized gain on investments	811,539

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$224,432

(1)	Inception date of the Fund was September 10, 2012.

See Notes to the Financial Statements

ATAC INFLATION ROTATION FUND

Statement of Changes in Net Assets

For the Period
Inception Through
August 31, 2013(1)
OPERATIONS:
Net investment loss	$(587,107)
Net realized gain on investments	910,613
Net change in unrealized depreciation on investments	(99,074)
Net increase in net assets resulting from operations	224,432

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	161,197,307
Proceeds from reinvestment of distributions	41,687
Payments for shares redeemed	(31,872,128)
Redemption fees	97,704
Net increase in net assets resulting from capital share transactions	129,464,570

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(58,131)
From net realized gains	—
Total distributions to shareholders	(58,131)

TOTAL INCREASE IN NET ASSETS	129,630,871

NET ASSETS:
Beginning of period	—
End of period, including accumulated undistributed net investment income of $0	$129,630,871

(1)	Inception date of the Fund was September 10, 2012.

See Notes to the Financial Statements

ATAC INFLATION ROTATION FUND

Financial Highlights

For a Fund share outstanding throughout the period.

	For the Period
	Inception Through
	August 31, 2013(1)
PER SHARE DATA(2):

Net asset value, beginning of period	$25.00

INVESTMENT OPERATIONS:
Net investment loss(3)	(0.28)
Net realized and unrealized gain on investments(4)	3.78
Total from investment operations	3.50

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.22)
Dividends from net capital gains	—
Total distributions	(0.22)

Paid in capital from redemption fees	0.05

Net asset value, end of period	$28.33

TOTAL RETURN	14.28	%(5)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$129.6

Ratio of expenses to average net assets(6):
Before expense reimbursement	1.93	%(7)
After expense reimbursement	1.75	%(7)

Ratio of net investment loss to average net assets(6):
Before expense reimbursement	(1.18	)%(7)
After expense reimbursement	(1.00	)%(7)

Portfolio turnover rate	1,436	%(5)

(1)	Inception date of the Fund was September 10, 2012.
(2)	Per share data calculated using average shares outstanding method.
(3)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(4)
Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains on the Statement of Operations due to share transactions for the period.

(5)	Not annualized.
(6)	Does not include expenses of investment companies in which the Fund invests.
(7)	Annualized.

See Notes to the Financial Statements

ATAC INFLATION ROTATION FUND

Notes to the Financial Statements
August 31, 2013

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The ATAC Inflation Rotation Fund (the “Fund”) is a non-diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to achieve absolute positive returns over time. The Fund commenced operations on September 10, 2012.  Costs incurred by the Fund in connection with the organization, registration, and the initial public offering of shares were paid by Pension Partners, LLC (the “Advisor”).  The Fund currently offers one class, the Investor Class.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the period ended August 31, 2013, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended August 31, 2013, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2013, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the period ended August 31, 2013 the Fund increased accumulated net investment income by $645,238 and decreased accumulated undistributed net realized gain by $645,238.

ATAC INFLATION ROTATION FUND

Notes to the Financial Statements – Continued
August 31, 2013

Expenses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common expenses are allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Mutual Funds – Investments in other mutual funds, including money market funds, are valued at their net asset value per share, and are categorized in Level 1 of the fair value hierarchy.

Exchange-Traded Funds – Exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

ATAC INFLATION ROTATION FUND

Notes to the Financial Statements – Continued
August 31, 2013

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$125,964,956	$—	$—	$125,964,956
Short-Term Investment	1,183,500	—	—	1,183,500
Total Investments	$127,148,456	$—	$—	$127,148,456

Transfers between levels are recognized at the end of the reporting period.  During the period ended August 31, 2013, the Fund recognized no transfers to/from Level 1 or Level 2.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.25% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.75% of the Fund’s average daily net assets, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed.  Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursement occurred.  The Operating Expense Limitation Agreement will be in effect through at least December 31, 2014.  Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
8/31/2016	$105,692

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals; and serves as the Fund’s fund accountant and transfer agent.  The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended August 31, 2013 are disclosed in the Statement of Operations.

ATAC INFLATION ROTATION FUND

Notes to the Financial Statements – Continued
August 31, 2013

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.  DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended August 31, 2013, the Investor Class incurred expenses of $147,119 pursuant to the Plan.

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

For the Period Ended
August 31, 2013
Shares sold	5,689,264
Shares issued to holders in reinvestment of dividends	1,634
Shares redeemed	(1,114,870)
Net increase in shares outstanding	4,576,028

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended August 31, 2013, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$933,617,176	$808,463,758

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at August 31, 2013, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross		Income
Appreciation	Depreciation	Net	Tax Cost
$57,437	$(2,423,178)	$(2,365,741)	$129,514,197

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the deferral of wash sale losses.

ATAC INFLATION ROTATION FUND

Notes to the Financial Statements – Continued
August 31, 2013

At August 31, 2013, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Undistributed	Other		Total
Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
Income	Capital Gains	Losses	Depreciation	Earnings
$2,532,042	$—	$—	$(2,365,741)	$166,301

As of August 31, 2013, the Fund did not have any capital loss carryovers.

The tax character of distributions paid during the period ended August 31, 2013 were as follows:

Ordinary Income	Long Term Capital Gains	Total
$58,131	$ —	$58,131

9.  TRANSACTIONS WITH AFFILIATES

If the Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act.  The Fund conducted transactions during the period ended August 31, 2013, with affiliated companies as so defined:

	Beginning			Ending	Dividend	Realized
	Shares	Additions	Reductions	Shares	Income	Gain (Loss)

Direxion Daily Emerging
Markets Bull 3x Fund	—	1,058,965	1,058,965	—	$377	$(931,575)
Direxion Daily 20-Year
Treasury Bull 3x Fund	—	217,117	217,117	—	$4,245	$369,704
PIMCO 25+ Year Zero
Coupon US Treasury Fund	—	278,934	137,592	141,342	$92,124	$759,976
Schwab Intermediate Term
U.S. Treasury Fund	—	234,168	234,168	—	$9,976	$(206,007)
SPDR Barclays Intermediate
Term Treasury Fund	—	262,449	262,449	—	$14,443	$(132,600)
SPDR Barclays Long Term
Treasury Fund	—	50,624	—	50,624	—	—
Vanguard Extended Duration
Treasury Fund	—	196,605	—	196,605	—	—
Vanguard Intermediate-Term
Government Bond Fund	-—	244,753	244,753	—	$17,470	$(209,875)
Vanguard Long-Term
Government Bond Fund	—	94,599	—	94,599	—	—
Vanguard Short-Term
Government Bond Fund	—	311,849	311,849	—	$4,054	$(24,716)

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2013, Charles Schwab & Co. Inc., for the benefit of its customers, owned 33.76% of the outstanding shares of the Fund.

ATAC INFLATION ROTATION FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
ATAC Inflation Rotation Fund
(a series of Managed Portfolio Series)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of ATAC Inflation Rotation Fund (the “Fund”), a series of Managed Portfolio Series, as of August 31, 2013, and the related statements of operations and changes in net assets, and the financial highlights for the period September 10, 2012 (commencement of operations) through August 31, 2013.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ATAC Inflation Rotation Fund as of August 31, 2013, and the results of its operations, the changes in its net assets, and the financial highlights for the period September 10, 2012 (commencement of operations) through August 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
October 30, 2013

ATAC INFLATION ROTATION FUND

Additional Information (Unaudited)
August 31, 2013

Trustees and Officers
Number of
		Term of	Portfolios in	Principal	Other Directorships
	Position(s)	Office and	Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Age	the Trust	Time Served	by Trustee	Five Years	Five Years
Independent Trustees
Roel C. Campos, Esq.	Trustee	Indefinite	17	Partner, Locke Lord LLP	Director, WellCare
615 E. Michigan St.		Term; Since		(a law firm) (2011-Present);	Health Plans, Inc.
Milwaukee, WI 53202		April 2011		Partner, Cooley LLP	(2013-Present);
Age: 64				(a law firm) (2007-2011);	Director, Regional
				Commissioner, U.S.	Management Corp.
				Securities and Exchange	(2012-Present).
Commission (2002-2007).

David A. Massart	Trustee	Indefinite	17	Co-Founder and Chief	Independent Trustee,
615 E. Michigan St.		Term; Since		Investment Strategist,	ETF Series Solutions
Milwaukee, WI 53202		April 2011		Next Generation Wealth	(1 Portfolio)
Age: 46				Management, Inc.	(2012-Present).
(2005-Present).

Leonard M. Rush, CPA	Trustee	Indefinite	17	Chief Financial Officer,	Anchor Bancorp
615 E. Michigan St.		Term; Since		Robert W. Baird & Co.	Wisconsin, Inc.
Milwaukee, WI 53202		April 2011		Incorporated, (2000-2011).	(2011-Present);
Age: 67					Independent Trustee,
ETF Series Solutions
(1 Portfolio)
(2012-Present).

David M. Swanson	Trustee	Indefinite	17	Founder and Managing	Independent Trustee,
615 E. Michigan St.		Term; Since		Principal, SwanDog Strategic	Financial Investors
Milwaukee, WI 53202		April 2011		Marketing, LLC (2006-Present);	Variable Insurance
Age: 56				Executive Vice President,	Trust (5 Portfolios)
				Calamos Investments	(2006-Present).
(2004-2006).
Interested Trustee
Robert J. Kern*	Chairman,	Indefinite	17	Executive Vice President,	None
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Trustee	January 2011		LLC (1994-Present).
Age: 54
Officers
James R. Arnold	President	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI	Principal	January 2011		LLC (2002-Present).
53202	Executive
Age: 56	Officer

ATAC INFLATION ROTATION FUND

Additional Information (Unaudited) – Continued
August 31, 2013

Number of
		Term of	Portfolios in	Principal	Other Directorships
	Position(s)	Office and	Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the Past	During the Past
and Age	the Trust	Time Served	by Trustee	Five Years	Five Years
Deborah Ward	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Chief	April 2013		LLC (2004-Present).
Age: 46	Compliance
Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Principal	January 2011		LLC (2005-Present).
Age: 40	Financial
Officer

Angela L. Pingel, Esq.	Secretary	Indefinite	N/A	Vice President and Counsel,	N/A
615 E. Michigan St.	Term; Since			U.S. Bancorp Fund Services,
Milwaukee, WI 53202	January 2011			LLC (2011-Present); Vice
Age: 42				President and Securities
Counsel, Marshall & Ilsley
Trust Company N.A. (2007-2010);
Assistant Vice President and
Counsel, U.S. Bancorp Fund
Services, LLC (2004-2007).

Ryan L. Roell	Assistant	Indefinite	N/A	Compliance Officer,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	September 2012			LLC (2005-Present).
Age: 40

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

ATAC INFLATION ROTATION FUND

Additional Information (Unaudited) – Continued
August 31, 2013

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-282-2386.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-282-2386.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-282-2386, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended August 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 2.05% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2013 was 0.32% for the Fund.

ATAC INFLATION ROTATION FUND

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Pension Partners, LLC
430 West 14th St., #505
New York, NY 10014

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-282-2386.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  (The registrant’s inception date was September 10, 2012 and, as such, there is only one fiscal year to present).  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal year ended August 31, 2013, the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 8/31/2013
Audit Fees	$12,500
Audit-Related Fees	$0
Tax Fees	$2,500
All Other Fees	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

FYE 8/31/2013
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2013
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Managed Portfolio Series

By (Signature and Title*                     /s/ James R. Arnold
James R. Arnold, President

Date     November 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ James R. Arnold
James R. Arnold, President

Date     November 6, 2013

By (Signature and Title)*                   /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date     November 6, 2013

* Print the name and title of each signing officer under his or her signature.